UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York		10573
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 11, 2016, Xylem Inc. (the “Company”) closed its public offering (the “Offering”) of €500,000,000 aggregate principal amount of 2.250% Senior Notes due 2023 (the “notes”). In connection with the closing of the Offering, the Company entered into a senior indenture and a first supplemental indenture (together, the “Base Indenture”), each dated as of March 11, 2016 with Deutsche Bank Trust Company Americas, as trustee. The notes were issued pursuant to the Base Indenture, as supplemented by a second supplemental indenture, dated as of March, 11 2016 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee.

The notes will bear interest at the rate of 2.250% per year and will mature on March 11, 2023. Interest on the notes will be payable annually on March 11 of each year beginning on March 11, 2017. The notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated indebtedness.

The Company may redeem the notes at any time at its option, subject to certain conditions, at specified redemption prices, plus accrued and unpaid interest to the redemption date. In addition, the Company may redeem the notes, in whole, but not in part, at any time at its option, at par plus accrued and unpaid interest and additional amounts to, but not including, the date fixed for redemption, in the event of certain developments affecting United States taxation. The Indenture contains customary agreements and covenants by the Company. These covenants limit the ability of the Company and its restricted subsidiaries (i) to incur debt secured by liens on certain property above a threshold, (ii) to engage in certain sale and leaseback transactions involving certain property above a threshold and (iii) to consolidate or merge, or convey or transfer all or substantially all of the their assets. If the Company experiences certain changes of control accompanied or followed by rating downgrades during a specified period, the Company will be required to make an offer to repurchase the notes at a purchase price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest to the repurchase date.

The foregoing description of the notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the notes and indenture documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

The notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-207672), including a base prospectus (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2015, as supplemented by a preliminary prospectus supplement, filed with the SEC on March 4, 2016, and a final prospectus supplement, filed with the SEC on March 8, 2016. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The Company has applied to list the notes on the New York Stock Exchange.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Senior Indenture, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	Supplemental Indenture No. 1, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.3	Supplemental Indenture No. 2, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee (including the form of 2.250% Senior Notes due 2023).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Barnes & Thornburg LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Barnes & Thornburg LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: March 11, 2016	By:	/s/ Shashank Patel
		Name:	Shashank Patel
		Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Indenture, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	Supplemental Indenture No. 1, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.3	Supplemental Indenture No. 2, dated March 11, 2016, by and between the Company and Deutsche Bank Trust Company Americas, as trustee (including the form of 2.250% Senior Notes due 2023).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Barnes & Thornburg LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Barnes & Thornburg LLP (included in Exhibit 5.2).